UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 9, 2021 (September 9, 2021)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 9, 2021, Altice USA, Inc. (the “Company”) and Abdelhakim Boubazine mutually agreed to Mr. Boubazine’s resignation as President, Telecom and Chief Operating Officer of the Company effective September 9, 2021 and entered into a Transition Agreement (the “Transition Agreement”) pursuant to which Mr. Boubazine will serve as a Senior Advisor to the Company’s Chief Executive Officer through December 31, 2021 (the “Separation Date”).
While employed as a Senior Advisor to the Company’s Chief Executive Officer, Mr. Boubazine will continue to receive his base salary in effect immediately prior to his resignation and be eligible to participate in the Company’s benefit plans subject to the terms thereof. Prior to the Separation Date, Mr. Boubazine’s previously granted Company stock options will continue to vest under the terms of the Altice USA 2017 Long Term Incentive Plan and his applicable award agreements.
Following the Separation Date, Mr. Boubazine will have the right to receive (i) payment of one year of his most recent annual base salary, payable over a 12-month period, (ii) payment of his 2021 annual bonus in March 2022 based on salary paid in 2021, as determined by the Company at the time based on the business performance of the Company, and (iii) three months of Company-subsidized COBRA coverage. Mr. Boubazine’s entitlement to the payments and benefits described in the foregoing sentence are subject to his execution and non-revocation of a form of separation agreement (the “Separation Agreement”). Mr. Boubazine will be subject to confidentiality covenants, as well as a 12-month post-termination covenant not to compete and 12-month covenant not to solicit employees, customers and vendors. In addition, each of Mr. Boubazine and the Company agree to release claims against the other party.
The above description of the Transition Agreement and Separation Agreement is a summary and the full text of the agreement will be filed with the Company’s Quarterly Report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: September 9, 2021	By:	/s/ Michael E. Olsen
Michael E. Olsen
Executive Vice President, General Counsel and Secretary